Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

This Amendment No. 3 dated as of July 23, 2015 (this “Amendment”), is among BOJANGLES’ RESTAURANTS, INC., a Delaware corporation (the “Borrower”), BHI INTERMEDIATE HOLDING CORP., a Delaware corporation (“BHI Intermediate”) (to be merged with and into BOJANGLES’, INC., a Delaware corporation (“Holdings”) (as successor in interest to BHI Intermediate) on the BHI Merger Effective Date (as defined below)), BOJANGLES’ INTERNATIONAL, LLC, a Delaware limited liability company, BJ GEORGIA, LLC, a Georgia limited liability company, BJ RESTAURANT DEVELOPMENT, LLC, a North Carolina limited liability company, each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Secured Parties (under and as defined in the Credit Agreement as defined below).

W I T N E S S E T H:

WHEREAS, reference is made to the Credit Agreement, dated as of October 9, 2012 (as amended, amended and restated, restated, extended, supplemented, modified and otherwise in effect on the date hereof, the “Credit Agreement”); among, inter alios, the Borrower, BHI Intermediate, each lender from time to time party thereto and the Administrative Agent.

WHEREAS, Holdings and BHI Intermediate intend to effect a merger of BHI Intermediate with and into Holdings, pursuant to which BHI Intermediate will cease to exist and Borrower will become a wholly owned subsidiary of Holdings (the “BHI Merger”) on the date of such merger (in no event shall such date be later than December 23, 2015, the “BHI Merger Effective Date”);

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Administrative Agent and the Lenders (i) consent to the BHI Merger, (ii) agree to add Holdings as a “Guarantor” and a “Loan Party” under, and as a party to, the Credit Agreement and the other Loan Documents, and (iii) agree to amend certain other provisions of the Credit Agreement as herein set forth; and

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Borrower, the other Loan Parties, the Administrative Agent and the Lenders hereby agree as follows:

§1. Defined Terms. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

§2. Addition and Joinder of Holdings.

(a) The Borrower, the other Loan Parties, the Administrative Agent and the Lenders agree that Holdings shall be deemed to be a “Guarantor” and a “Loan Party” under the Credit Agreement and the other Loan Documents.

(b) Upon the occurrence of the Amendment No. 3 Effective Date (as defined below) and the BHI Merger Effective Date, Holdings agrees (i) that it shall be deemed to be a party to the Credit Agreement as a “Guarantor” and a “Loan Party” thereunder, (ii) that it shall be deemed to have made all of the representations and warranties of a “Guarantor” and a “Loan Party” under the Credit Agreement and to have agreed to be bound, jointly and severally with all other “Guarantors” and “Loan Parties” by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a “Guarantor” and “Loan Party” under and as set forth in the Credit Agreement and this Amendment, and (iii) to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements reasonably required by the Administrative Agent consistent with and in furtherance of the Credit Agreement, the other Loan Documents and this Amendment. Without limiting the generality of the foregoing, Holdings hereby unconditionally grants, assigns and pledges to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all now existing or hereafter acquired Collateral of Holdings to secure all now existing or hereafter arising Obligations subject to and on the terms set forth in the Security Agreement and agrees to be bound by all of the provisions of Article X of the Credit Agreement as a “Guarantor”.

§3. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Amendment to Cover Page and Introductory Paragraph of the Credit Agreement. On the BHI Merger Effective Date, the cover page and the introductory paragraph of the Credit Agreement shall be amended by deleting the entity name “BHI INTERMEDIATE HOLDING CORP.” and substituting the entity name “BOJANGLES’, INC. (AS SUCCESSOR IN INTEREST TO BHI INTERMEDIATE HOLDING CORP.)” in lieu thereof.

(b) Amendment to Introductory Paragraph of the Credit Agreement. On the BHI Merger Effective Date, the introductory paragraph of the Credit Agreement shall be amended by deleting the parenthetical “(“Holdings”)” and substituting the parenthetical “(“Holdings”, as further defined herein)” in lieu thereof.

(c) Amendment to Section 1.01 of the Credit Agreement (Definitions of “Amendment No. 1”, “Amendment No. 2” and “Existing Credit Agreement”). On the BHI Merger Effective Date, the definitions of “Amendment No. 1”, “Amendment No. 2” and “Existing Credit Agreement” in Section 1.01 of the Credit Agreement shall be amended by deleting the term “Holdings” and substituting the term “BHI Intermediate (as predecessor in interest to Bojangles’, Inc.)” in lieu thereof;

(d) Amendment to Section 1.01 of the Credit Agreement (Definition of “Change of Control”). Clause (d) of the definition of “Change of Control” is hereby amended in its entirety to read as follows:

“(d) upon and following an IPO, during any period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election to such Board of Directors or whose nomination for election was approved by a vote of a majority of the members of the Board of Directors of Holdings, which members comprising such majority are then still in office and were either directors at the beginning of such period or whose election or nomination for election was previously so approved, or such director received the vote of a Permitted Holder) cease for any reason to constitute a majority of the Board of Directors of Holdings.”

(e) Amendment to Section 1.01 of the Credit Agreement (Definition of “Consolidated EBITDA”). The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) in clause (q) thereof, deleting the amount “$4,000,000” and substituting the amount “$6,500,000” in lieu thereof, (ii) deleting “and” from the end of clause (u) thereof, (iii) adding “and” to the end of clause (v) thereof, and (iv) inserting the following new clause (w) in the appropriate alphabetical order as follows:

“(w) one-time costs incurred in connection with the negotiation, documentation and closing of Amendment No. 3.”

(f) Amendment to Section 1.01 of the Credit Agreement (Definition of “Excess Cash Flow”). Clause (b)(ix) of the definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by deleting “(i), (j), (k), (n), (o), (p), (q), (r) and (u)” and substituting “(i), (j), (k), (n), (o), (p), (q), (r), (u) and (w)” in lieu thereof.

(g) Amendment to Section 1.01 of the Credit Agreement (Definition of “Holdings”). On the BHI Merger Effective Date, the definition of “Holdings” in Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

“ “Holdings” shall mean, prior to the consummation of the BHI Merger, BHI Intermediate (as predecessor in interest to Bojangles’, Inc.), and on or after the consummation of the BHI Merger, Bojangles’, Inc., a Delaware corporation.”

(h) Amendment to Section 1.01 of the Credit Agreement (Definition of IPO). The definition of “IPO” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“ “IPO” means an initial public offering and including any follow-on public offering or secondary offering of the Equity Interests of the Borrower (or any direct or indirect parent company thereof that Controls the Borrower) pursuant to an effective registration statement under the Securities Act of 1933.”

(i) Amendment to Section 1.01 of the Credit Agreement (Definition of “Pledge Agreements”). On the BHI Merger Effective Date, the definition of “Pledge Agreements” in Section 1.01 of the Credit Agreement shall be amended by deleting the term “Holdings” and substituting the term “BHI Intermediate (as predecessor in interest to Bojangles,’ Inc.)” in lieu thereof;

(j) Amendment to Section 1.01 of the Credit Agreement (Various Definitions). On the BHI Merger Effective Date, each instance of Holdings contained in the following definitions in Section 1.01 of the Credit Agreement shall be amended by substituting in lieu the term “BHI Intermediate (as predecessor in interest to Bojangles,’ Inc.)” in lieu thereof: “Bojangles Affiliate Royalty Agreements”, “Consolidated Fixed Charge Coverage Ratio”, “Specified Amendment No. 1 Dividend” and “Specified Amendment No. 2 Dividend”;

(k) Amendment to Section 1.01 of the Credit Agreement (Additional Defined Term).

(i) The following new defined terms are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical position:

“ “Amendment No. 3” means that certain Amendment No. 3 dated as of July 23, 2015, by and among the Borrower, BHI Intermediate (as predecessor in interest to Bojangles,’ Inc.), Bojangles’, Inc., the other Loan Parties, the Lenders party thereto and the Administrative Agent.”

“ “Amendment No. 3 Effective Date” means the first date that all the conditions precedent set forth in Section 5 of Amendment No. 3 are satisfied.”

(ii) On the BHI Merger Effective Date, the following new defined terms shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical position:

“ “BHI Intermediate” means BHI Intermediate Holding Corp., a Delaware corporation.”

“ “BHI Merger” means the merger of BHI Intermediate with and into Bojangles’, Inc., a Delaware corporation on or prior to the BHI Merger Effective Date, pursuant to which BHI Intermediate will cease to exist and Borrower and certain other Loan Parties will become wholly owned subsidiaries thereof.”

“ “BHI Merger Effective Date” has the meaning specified in Amendment No. 3.”

(l) Amendment to Section 5.13 of the Credit Agreement (Subsidiaries; Equity Interests; Loan Parties). On the BHI Merger Effective Date, Section 5.13 of the Credit Agreement shall be amended by (i) deleting the phrase “Part (d)” and substituting the phrase “Part (c)” in lieu thereof and (ii) the third sentence of such Section is hereby amended to read in its entirety as follows:

“All of the outstanding Equity Interests of Holdings have been validly issued, are fully paid and non-assessable.”

(m) Amendment to Section 6.21 of the Credit Agreement (Merger of BHI Exchange). Section 6.21 of the Credit Agreement is hereby deleted in its entirety.

(n) Amendments to Section 7.02 of the Credit Agreement (Indebtedness).

(i) Section 7.02(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(a) obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for speculative purposes and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;”

(ii) Section 7.02(f) of the Credit Agreement is hereby amended by deleting the number “$20,000,000” and substituting the number “$25,000,000” in lieu thereof.

(o) Amendment to Section 7.17 of the Credit Agreement (Holding Companies). Section 7.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

“7.17 Holding Company. In the case of Holdings, engage in any business or activity other than (i) the ownership of all outstanding Equity Interests in its Subsidiaries, (ii) maintaining its corporate existence, (iii) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, including the Loan Parties, (iv) the execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder, and (v) activities incidental to activities described in clauses (i) through (iv) of this Section 7.17.”

§4. Amendments to Schedules to Credit Agreement. On the BHI Merger Effective Date, Schedules 5.13 and 6.12 to the Credit Agreement shall be amended and restated in their entirety with the respective Schedules attached hereto as Exhibit A.

§5. Conditions to Amendment No. 3 Effective Date. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent (the first date all such conditions are satisfied is herein referred to as the “Amendment No. 3 Effective Date”):

(a) this Amendment shall have been duly executed and delivered by the Loan Parties and the Required Lenders to the Administrative Agent;

(b) the representations and warranties set forth in Section 7 hereof shall be true and correct; and

(c) the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (or directly to such counsel if requested by the Administrative Agent) required to be reimbursed or paid in accordance with Section 11.04 of the Credit Agreement to the extent invoiced on or prior to the Amendment No. 3 Effective Date.

§6. Conditions to BHI Merger Effective Date. On or prior to the BHI Merger Effective Date, the following conditions precedent or concurrent shall be satisfied:

(a) a written notice from the Borrower setting forth the date of the BHI Merger shall have been received by the Administrative Agent on the date that is (i) the Amendment No. 3 Effective Date if BHI Merger will be effective on the Amendment No. 3 Effective Date, (ii) the BHI Merger Effective Date if the BHI Merger will be effective on any date that is after the Amendment No. 3 Effective Date but on or before ten (10) calendar days after the Amendment No. 3 Effective Date or (iii) ten (10) calendar days prior to the BHI Merger Effective Date if the BHI Merger will not be effective before ten (10) calendar days after the Amendment No. 3 Effective Date;

(b) the Administrative Agent shall have received UCC-1 financing statements with respect to Holdings for filing with the Secretary of State of the State of Delaware in such form as is necessary to perfect the Administrative Agent’s security interest in the Collateral;

(c) a Securities Pledge Agreement Supplement shall have been duly executed and delivered by Holdings to the Administrative Agent;

(d) a Security Agreement Supplement shall have been duly executed and delivered by Holdings to the Administrative Agent;

(e) the Administrative Agent shall have received certificates representing the Pledged Equity referred to in the Pledge Agreement Supplement accompanied by undated transfer powers executed in blank;

(f) [Intentionally Omitted];

(g) the Administrative Agent shall have received reasonably recent searches of Holdings showing that no Liens have been filed and remain in effect against Holdings other than Permitted Liens;

(h) the Administrative Agent shall have received a favorable opinion of Weil, Gotshal, & Manges, LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent;

(i) the Administrative Agent shall have received certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Holdings as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which Holdings is a party or is to be a party and attaching copies of the Organization Documents of Holdings certified as of a recent date, all in form and substance reasonably satisfactory to the Administrative Agent; and

(j) the Administrative Agent shall have received a Certificate of Good Standing for Holdings from the Secretary of State of the state of Delaware.

§7. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Loan Parties; this Amendment has been duly executed and delivered by Loan Parties; and this Amendment constitutes a valid and binding agreement of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles;

(b) immediately after giving effect to this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default is in existence;

(c) the representations and warranties of the Loan Parties contained in the Credit Agreement and the Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date; and

(d) except as expressly amended hereby, the Credit Agreement (as amended hereby), the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

§8. Certificate of Merger. On the date that is no later than two (2) Business Days following the BHI Merger Effective Date, the Borrower shall deliver to the Administrative Agent a certified copy of the certificate of merger filed with the Delaware Secretary of State effecting the BHI Merger.

§9. Miscellaneous.

(a) Loan Documents. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan

Documents remain in full force and effect and are hereby ratified. The Borrower hereby reconfirms its obligations pursuant to the Credit Agreement to pay and reimburse the Administrative Agent and the Secured Parties for all costs and expenses (including without limitation, the fees and expenses of its counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment to the extent required by Section 11.04 of the Credit Agreement. This Amendment shall constitute a Loan Document.

(b) Limitation of this Amendment. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

(c) Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

(d) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(f) Successors and Assigns. This Amendment shall be binding upon and shall inure to the sole benefit of the Loan Parties, Administrative Agent and Secured Parties and their respective successors and assigns.

(g) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Lawrence N. Gross
Name: Lawrence N. Gross
Title: Senior Vice President

[Bojangles - Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Lawrence N. Gross
Name: Lawrence N. Gross
Title: Senior Vice President

[Bojangles - Signature Page to Amendment No. 3]

CADENCE BANK, as a Lender

By:	/s/ John M. Huss
Name: John M. Huss
Title: Managing Director

[Bojangles - Signature Page to Amendment No. 3]

FIFTH THIRD BANK, as a Lender

By:	/s/ Jodie R. Ayres
Name: Jodie R. Ayres
Title: Vice President

[Bojangles - Signature Page to Amendment No. 3]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

[Bojangles - Signature Page to Amendment No. 3]

REGIONS BANK, N.A., as a Lender

By:	/s/ Jake Nash
Name: Jake Nash
Title: Managing Director

[Bojangles - Signature Page to Amendment No. 3]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Anthony Pistilli
Name: Anthony Pistilli
Title: Authorized Signatory

[Bojangles - Signature Page to Amendment No. 3]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sally Hoffman
Name: Sally Hoffman
Title: Managing Director

[Bojangles - Signature Page to Amendment No. 3]

Accepted and Agreed:

BOJANGLES’ RESTAURANTS, INC., as Borrower

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Senior Vice President and Chief Financial Officer

BHI INTERMEDIATE HOLDING CORP., as Holdings and a Guarantor

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Senior Vice President and Chief Financial Officer

BOJANGLES’ INTERNATIONAL, LLC, as a Guarantor

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Senior Vice President and Chief Financial Officer

BJ GEORGIA, LLC, as a Guarantor
BJ RESTAURANT DEVELOPMENT, LLC, as a Guarantor

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Manager

[Bojangles - Signature Page to Amendment No. 3]

Acknowledged and agreed

solely for the purpose of Sections 2 and 6:

BOJANGLES’, INC.

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Bojangles - Signature Page to Amendment No. 3]

EXHIBIT A

SCHEDULES TO CREDIT AGREEMENT

Please see attached.

SCHEDULE 5.13

Subsidiaries and Other Equity Investments; Loan Parties

Part (a)

1. Bojangles’, Inc. owns 100% of Bojangles’ Restaurants, Inc., BJ Restaurant Development, LLC and BJ Georgia, LLC.

2. Bojangles’ Restaurants, Inc. owns 99% of Bojangles’ International, LLC.

3. BJ Restaurant Development, LLC owns 1% of Bojangles’ International, LLC.

Part (b)

None.

Part (c)

Loan Party	Jurisdiction of Incorporation	Address of Principal Place of Business	Tax ID Number
Bojangles’, Inc.	Delaware	9432 Southern Pine Blvd., Charlotte, NC 28273	45-2988924
Bojangles’ Restaurants, Inc.	Delaware		95-4283932
Bojangles’ International, LLC	Delaware		56-2075196
BJ Restaurant Development, LLC	North Carolina		04-3658554
BJ Georgia, LLC	Georgia		26-1193857

SCHEDULE 6.12

Guarantors

•	Bojangles’ International, LLC

•	BJ Restaurant Development, LLC

•	BJ Georgia, LLC